Nationwide Life Insurance Company: • Nationwide Variable Account – 9 • Nationwide VLI Separate Account - 2 • Nationwide VLI Separate Account - 4

Prospectus supplement dated November 5, 2009

to Prospectus dated May 1, 2008
(Protection FPVUL and ChoiceLife Protection)

and to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective October 16, 2009, the following underlying mutual fund removed American Century Investment Management, Inc. as a subadviser to the fund:

Nationwide Variable Insurance Trust – NVIT Multi-Manager Small Company Fund: Class I

The other subadvisers, to this underlying mutual fund, listed in your prospectus will remain unchanged.

For further information, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-848-6331
TDD: 1-800-238-3035